Exhibit 32.2

Certification of Chief Financial Officer

Pursuant To Rule 18 U.S.C. Section 1350

In connection with the Annual Report on Form 10-K/A of MoneyLion Inc. (the “Company”) for the fiscal year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Richard Correia, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2022	/s/ Richard Correia
Richard Correia
Chief Financial Officer and Treasurer